EXHIBIT 99.3


Investor Relations Supplemental Schedules

[OXY LOGO]



                     OCCIDENTAL PETROLEUM
                      2003 Fourth Quarter
                       Net Income (Loss)
                         ($ millions)

                                          REPORTED                                                     CORE
                                           INCOME        SIGNIFICANT ITEMS AFFECTING INCOME          EARNINGS
                                        ------------     -------------------------------------     ------------
Oil & Gas                               $        640                                               $        640

Chemical                                          71                                                         71

Corporate
Interest
Debt, net                                        (53)                                                       (53)
Trust pfd distributions & other                  (10)                                                       (10)
    Other                                       (109)                                                      (109)
    Taxes                                       (157)                                                      (157)

                                        ------------     ------------                              ------------
NET INCOME                              $        382     $         --                              $        382
                                        ============     ============                              ============


BASIC EARNINGS PER COMMON SHARE         $       0.99                                               $       0.99
                                        ============                                               ============

Investor Relations Supplemental Schedules

[OXY LOGO]



                     OCCIDENTAL PETROLEUM
                      2002 Third Quarter
                       Net Income (Loss)
                         ($ millions)

                     OCCIDENTAL PETROLEUM
                      2002 Fourth Quarter
                       Net Income (Loss)
                         ($ millions)

                                          REPORTED                                                        CORE
                                           INCOME        SIGNIFICANT ITEMS AFFECTING INCOME             EARNINGS
                                        ------------     ----------------------------------------     ------------
Oil & Gas                               $        490                                                  $        490

Chemical                                          58                                                            58


Corporate
Interest
Debt, net                                        (58)                                                          (58)
   Trust pfd distributions & other               (12)                                                          (12)
Other                                            (41)                                                          (41)
Taxes                                           (114)                                                         (114)

                                        ------------     ------------                                 ------------
Income from continuing operations                323               --                                          323
Discontinued operations, net                      (1)               1  Discontinued operations                  --
                                        ------------     ------------                                 ------------
NET INCOME                              $        322     $          1                                 $        323
                                        ============     ============                                 ============


BASIC EARNINGS PER COMMON SHARE         $       0.85                                                  $       0.86
                                        ============                                                  ============

Investor Relations Supplemental Schedules

[OXY LOGO]



                     OCCIDENTAL PETROLEUM
                      2003 Twelve Months
                       Net Income (Loss)
                         ($ millions)

                                               REPORTED                                                               CORE
                                                INCOME        SIGNIFICANT ITEMS AFFECTING INCOME                    EARNINGS
                                             ------------     -----------------------------------------------     ------------
Oil & Gas                                    $      2,664                                                         $      2,664

Chemical                                              210                                                                  210

Corporate
Interest
Debt, net                                            (289)              61  Debt remarket fee                             (228)
   Trust pfd distributions & other                    (44)                                                                 (44)
Other                                                (284)                                                                (284)
Taxes                                                (662)             (21) Tax effect of adjustments                     (683)

                                             ------------     ------------                                        ------------
Income from continuing operations                   1,595               40                                               1,635
Cumulative effect of accounting changes               (68)              68  Cumulative effect of acct changes               --
                                             ------------     ------------                                        ------------
NET INCOME                                   $      1,527     $        108                                        $      1,635
                                             ============     ============                                        ============

BASIC EARNINGS PER COMMON SHARE
Income from continuing operations            $       4.16                                                         $       4.26
Cumulative effect of accounting changes             (0.18)                                                                  --
                                             ------------                                                         ------------
                                             $       3.98                                                         $       4.26
                                             ============                                                         ============

Investor Relations Supplemental Schedules

[OXY LOGO]



                     OCCIDENTAL PETROLEUM
                      2002 Twelve Months
                       Net Income (Loss)
                         ($ millions)

                                               REPORTED                                                               CORE
                                                INCOME        SIGNIFICANT ITEMS AFFECTING INCOME                    EARNINGS
                                             ------------     -----------------------------------------------     ------------
Oil & Gas                                    $      1,707                                                         $      1,707

Chemical                                              275             (164) Sale of Equistar investment                    111


Corporate
Interest
Debt, net                                            (275)                                                                (275)
   Trust pfd distributions & other                    (45)                                                                 (45)
Other                                                (135)                                                                (135)
Taxes                                                (364)                                                                (364)

                                             ------------     ------------                                        ------------
Income from continuing operations                   1,163             (164)                                                999
Discontinued operations, net                          (79)              79  Discontinued operations                         --
Cumulative effect of accounting changes               (95)              95  Cumulative effect of acct changes
                                             ------------     ------------                                        ------------
NET INCOME                                   $        989     $         10                                        $        999
                                             ============     ============                                        ============


BASIC EARNINGS PER COMMON SHARE
Income from continuing operations            $       3.09                                                         $       2.66
Discontinued operations, net                        (0.21)                                                                  --
Cumulative effect of accounting changes             (0.25)                                                                  --
                                             ------------                                                         ------------
                                             $       2.63                                                         $       2.66
                                             ============                                                         ============

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
         ITEMS AFFECTING COMPARABILITY OF CORE EARNINGS BETWEEN PERIODS

PRE-TAX
INCOME / (EXPENSE)                                   FOURTH QUARTER                         TWELVE MONTHS
                                             -----------------------------          -----------------------------
                                                 2003             2002                  2003             2002
                                             ------------     ------------          ------------     ------------
OIL & GAS
 Gain on sale of GOM assets(1)                         --               --                    14                7
 Property tax refund                                   38               --                    38               --

CHEMICALS
 Reorganizations / severance                           --               --                   (15)             (14)
 Equistar equity earnings                              --               --                    --              (33)
 Asset idling and impairments                          --               --                    (9)             (37)
 State tax reserve adjustments                         --                7                    --                7
 Self insurance and litigation adjustments             --               15                    --               15

CORPORATE
 Equity earnings                                      (16)             (22)                  (58)             (25)
 Environmental remediation                            (50)             (15)                  (63)             (23)
 Gain on sale of stock investment                      --               32                    --               32

(1) Amount shown after-tax

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                      2003 FOURTH QUARTER NET INCOME (LOSS)
                           REPORTED INCOME COMPARISON

                                                    FOURTH              THIRD
                                                   QUARTER             QUARTER
                                                     2003                2003               B / (W)
                                                  ----------          ----------          ----------
OIL & GAS                                         $      640          $      660          $      (20)
CHEMICAL                                                  71                  61                  10
CORPORATE
  INTEREST
    DEBT, NET                                            (53)                (59)                  6
    TRUST PFD DISTRIBUTIONS & OTHER                      (10)                (12)                  2
  OTHER                                                 (109)                (44)                (65)
  TAXES                                                 (157)               (160)                  3
                                                  ----------          ----------          ----------
NET INCOME                                        $      382          $      446          $      (64)
                                                  ==========          ==========          ==========

BASIC EARNINGS PER COMMON SHARE                   $     0.99          $     1.16          $    (0.17)
                                                  ==========          ==========          ==========

EFFECTIVE TAX RATE                                       29%                 26%                 -3%
                                                  ==========          ==========          ==========


================================================================================


                              OCCIDENTAL PETROLEUM
                      2003 FOURTH QUARTER NET INCOME (LOSS)
                            CORE EARNINGS COMPARISON

                                                    FOURTH              THIRD
                                                   QUARTER             QUARTER
                                                     2003                2003               B / (W)
                                                  ----------          ----------          ----------
OIL & GAS                                         $      640          $      660          $      (20)
CHEMICAL                                                  71                  61                  10
CORPORATE
  INTEREST
    DEBT, NET                                            (53)                (59)                  6
    TRUST PFD DISTRIBUTIONS & OTHER                      (10)                (12)                  2
  OTHER                                                 (109)                (44)                (65)
  TAXES                                                 (157)               (160)                  3
                                                  ----------          ----------          ----------
NET INCOME                                        $      382          $      446          $      (64)
                                                  ==========          ==========          ==========

BASIC EARNINGS PER COMMON SHARE                   $     0.99          $     1.16          $    (0.17)
                                                  ==========          ==========          ==========

EFFECTIVE TAX RATE                                       29%                 26%                 -3%
                                                  ==========          ==========          ==========

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

     2003 4th Quarter                                       $    640
     2003 3rd Quarter                                            660
                                                            --------
                                                            $    (20)
                                                            ========


     Price Variance                                         $    (28)

     Volume Variance                                              20

     Exploration Expense Variance                                 (8)

     All Other                                                    (4)
                                                            --------
                                        TOTAL VARIANCE      $    (20)
                                                            ========


     ======================================================================


                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

     2003 4th Quarter                                       $     71
     2003 3rd Quarter                                             61
                                                            --------
                                                            $     10
                                                            ========


     Sales Price                                            $    (11)

     Sales Volume/Mix                                              3

     Operations/Manufacturing                                     10 *

     All Other                                                     8
                                                            --------
                                        TOTAL VARIANCE      $     10
                                                            ========

     * Lower energy and higher feedstock costs

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                      2003 FOURTH QUARTER NET INCOME (LOSS)
                           REPORTED INCOME COMPARISON

                                          FOURTH              FOURTH
                                         QUARTER             QUARTER
                                           2003                2002               B / (W)
                                        ----------          ----------          ----------
OIL & GAS                               $      640          $      490          $      150
CHEMICAL                                        71                  58                  13
CORPORATE
  INTEREST
    DEBT, NET                                  (53)                (58)                  5
    TRUST PFD DISTRIBUTIONS & OTHER            (10)                (12)                  2
  OTHER                                       (109)                (41)                (68)
  TAXES                                       (157)               (114)                (43)
                                        ----------          ----------          ----------
INCOME FROM CONTINUING OPERATIONS              382                 323                  59
DISCONTINUED OPERATIONS, NET                    --                  (1)                  1
                                        ----------          ----------          ----------
NET INCOME                              $      382          $      322          $       60
                                        ==========          ==========          ==========

BASIC EARNINGS PER COMMON SHARE         $     0.99          $     0.85          $     0.14
                                        ==========          ==========          ==========

EFFECTIVE TAX RATE                             29%                 26%                 -3%
                                        ==========          ==========          ==========


================================================================================


                              OCCIDENTAL PETROLEUM
                      2003 FOURTH QUARTER NET INCOME (LOSS)
                            CORE EARNINGS COMPARISON

                                          FOURTH              FOURTH
                                         QUARTER             QUARTER
                                           2003                2002               B / (W)
                                        ----------          ----------          ----------
OIL & GAS                               $      640          $      490          $      150
CHEMICAL                                        71                  58                  13
CORPORATE
  INTEREST
    DEBT, NET                                  (53)                (58)                  5
    TRUST PFD DISTRIBUTIONS & OTHER            (10)                (12)                  2
  OTHER                                       (109)                (41)                (68)
  TAXES                                       (157)               (114)                (43)
                                        ----------          ----------          ----------
NET INCOME                              $      382          $      323          $       59
                                        ==========          ==========          ==========

BASIC EARNINGS PER COMMON SHARE         $     0.99          $     0.86          $     0.13
                                        ==========          ==========          ==========

EFFECTIVE TAX RATE                             29%                 26%                 -3%
                                        ==========          ==========          ==========

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

     2003 4th Quarter                                       $    640
     2002 4th Quarter                                            490
                                                            --------
                                                            $    150
                                                            ========


     Price Variance                                         $    134

     Volume Variance                                              49

     Exploration Expense Variance                                 16

     All Others                                                  (49)
                                                            --------
                                        TOTAL VARIANCE      $    150
                                                            ========


     ======================================================================


                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

     2003 4th Quarter                                       $     71
     2002 4th Quarter                                             58
                                                            --------
                                                            $     13
                                                            ========


     Sales Price                                            $     47

     Sales Volume/Mix                                              7

     Operations/Manufacturing                                    (25)*

     All Other                                                   (16)
                                                            --------
                                        TOTAL VARIANCE      $     13
                                                            ========

     * Higher energy and feedstock costs.

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS
                         -------------------------------

                                            FOURTH QUARTER                 TWELVE MONTHS
                                        ---------------------          ---------------------
                                          2003         2002              2003         2002
                                        --------     --------          --------     --------
NET PRODUCTION PER DAY:
  UNITED STATES
    CRUDE OIL AND LIQUIDS (MBL)
                       California             82           84                81           86
                          Permian            152          142               150          142
                    Horn Mountain             25            2                21            1
                          Hugoton              4            4                 4            3
                                        --------     --------          --------     --------
                            TOTAL            263          232               256          232
    NATURAL GAS (MMCF)
                       California            246          266               252          286
                          Hugoton            130          139               138          148
                          Permian            133          133               129          130
                    Horn Mountain             16           --                13           --
                                        --------     --------          --------     --------
                            TOTAL            525          538               532          564
  LATIN AMERICA
    CRUDE OIL (MBL)
                         Colombia             44           47                37           40
                          Ecuador             39           13                25           13
                                        --------     --------          --------     --------
                            TOTAL             83           60                62           53
  MIDDLE EAST
    CRUDE OIL (MBL)
                             Oman             12           13                12           13
                            Qatar             40           37                45           42
                            Yemen             33           37                35           37
                                        --------     --------          --------     --------
                            TOTAL             85           87                92           92
  OTHER EASTERN HEMISPHERE
    CRUDE OIL (MBL)
                         Pakistan              9           12                 9           10
    NATURAL GAS (MMCF)
                         Pakistan             72           76                74           63

BARRELS OF OIL EQUIVALENT (MBOE)
--------------------------------

SUBTOTAL CONSOLIDATED SUBSIDIARIES           540          493               520          492
OTHER INTERESTS
 COLOMBIA - MINORITY INTEREST                 (7)          (6)               (5)          (5)
 RUSSIA - OCCIDENTAL NET INTEREST             30           29                30           27
 YEMEN - OCCIDENTAL NET INTEREST               2            2                 2            1
                                        --------     --------          --------     --------
TOTAL WORLDWIDE PRODUCTION (MBOE)            565          518               547          515
                                        ========     ========          ========     ========

Investor Relations Supplemental Schedules

[OXY LOGO]



                         SUMMARY OF OPERATING STATISTICS
                         -------------------------------

                                      FOURTH QUARTER               TWELVE MONTHS
                                   --------------------        --------------------
                                     2003        2002            2003        2002
                                   --------    --------        --------    --------
OIL & GAS:
----------
     PRICES
     UNITED STATES
     Crude Oil ($/BBL)                28.47       25.40           28.74       23.47
     Natural gas ($/MCF)               4.42        3.36            4.81        2.89

     LATIN AMERICA
     Crude oil ($/BBL)                27.05       25.40           27.21       23.14

     MIDDLE EAST
     Crude oil ($/BBL)                28.57       25.90           27.81       24.13

     OTHER EASTERN HEMISPHERE
     Crude oil ($/BBL)                26.98       24.51           26.61       23.02
     Natural Gas ($/MCF)               2.25        1.94            2.04        2.08


                                      FOURTH QUARTER               TWELVE MONTHS
                                   --------------------        --------------------
                                     2003        2002            2003        2002
                                   --------    --------        --------    --------
Exploration Expense
   Domestic                        $     32    $     48        $    102    $    120
   Latin America                          4           3              12          20
   Middle East                            2           7              14          27
   Other Eastern Hemisphere               7           3              11           9
                                   --------    --------        --------    --------
              TOTAL                $     45    $     61        $    139    $    176
                                   ========    ========        ========    ========

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                                    CHEMICALS
                                 Volume (M Tons)

                                  FOURTH QUARTER                 TWELVE MONTHS
                              ---------------------          ---------------------
MAJOR PRODUCTS                  2003         2002              2003         2002
                              --------     --------          --------     --------
  Chlorine                         702          686             2,733        2,807
  Caustic                          711          684             2,764        2,717
  Ethylene Dichloride              172          187               546          573
  PVC Resins                     1,010          917             3,954        4,132


                                    CHEMICALS
                                 Prices (Index)

                                  FOURTH QUARTER                 TWELVE MONTHS
                              ---------------------          ---------------------
MAJOR PRODUCTS                  2003         2002              2003         2002
                              --------     --------          --------     --------
  Chlorine                        1.65         1.57              1.72         1.01
  Caustic                         0.80         0.66              0.84         0.71
  Ethylene Dichloride             1.10         0.99              1.16         1.01
  PVC Resins                      0.86         0.82              0.89         0.73


1987 through 1990 average price = 1.00

Investor Relations Supplemental Schedules

[OXY LOGO]



CHLORINE
--------
OXYCHEM COMMENTARY
------------------

o The expected decline in seasonal demand was exacerbated by significant outages at large chlorine consumers. This led to a slight decline in pricing as the spot market became more competitive.

o Soft demand for urethanes combined with increased urethane capacity in the Far East resulted in downward pricing pressures into the TDI/MDI markets.

o Improved demand for chlorine into VCM production resulted in a slight improvement in OxyChem operating rates. Industry operating rates increased approximately 2% in the 4th quarter versus the 3rd quarter 2003.


INFLUENCING FACTORS:
--------------------
Industry operating rates are expected to improve in the 1st quarter due to seasonal increases in the vinyl and agricultural markets.

Higher energy price will have a negative impact on margins.


CAUSTIC
-------
OXYCHEM COMMENTARY
------------------

o Caustic soda sales improved in the 4th quarter fueled by increased demand into the pulp and paper, alumina, and chemical processing markets. An overall improvement in the U.S. manufacturing sector also contributed to higher sales.

o Pricing for liquid caustic soda came under pressure in the 4th quarter due to higher than forecasted chlorine operating rates throughout the industry.

INFLUENCING FACTORS:
--------------------
The supply/demand balance narrowed in the 4th quarter due to further industry capacity rationalization. Continued improvement in the U.S. manufacturing sector is expected to increase demand for liquid caustic soda and support future price movements in 2004. However, higher chlorine demand in the 1st quarter could result in caustic soda price softness during seasonal periods of weak caustic soda demand.

Investor Relations Supplemental Schedules

[OXY LOGO]



EDC
---
OXYCHEM COMMENTARY
------------------

o    A weak supply/demand balance continues to negatively impact EDC values.

o The demand for EDC declined due to both planned and unplanned VCM outages. As VCM producers required less EDC in the 4th quarter, EDC pricing did not improve with rising VCM values.

o A spike in the ocean freight market during the 4th quarter hampered spot EDC sales.


INFLUENCING FACTORS:
--------------------
Higher VCM production in the 1st quarter could lead to higher EDC pricing. As the supply/demand balance improves, EDC values should move commensurately with the downstream VCM and PVC markets.


PVC/VCM
-------
OXYCHEM COMMENTARY
------------------

o Economic improvement and favorable weather led to seasonably good demand for PVC. Inventories throughout the supply chain ended the 4th quarter at moderate levels.

o PVC pricing remained flat in the 4th quarter following a $0.02/lb increase in September. Continuing high energy and feedstock costs, together with tightness in intermediates, has created support for additional market price increases in PVC in the 1st quarter.

o As a result of increased VCM demand and tightening VCM supply, PVC export prices increased to $720/MT by the end of the 4th quarter.

o The continuing VCM outages at Pemex and Dow contributed to increased VCM sales in the 4thquarter, and prolonged outages both in the U.S. and overseas led to VCM price improvement in the 4th quarter.

INFLUENCING FACTORS:
--------------------
Increased demand and limited supply led to improved 4th quarter sales and margins for PVC and VCM in both the domestic and export markets. Increased energy and feedstock costs will negatively impact 1st quarter PVC margins, but are likely to be largely offset by announced PVC price increases. A $0.02/lb PVC resin price increase is in effect for January 1, 2004 and has received broad support in the industry.

Investor Relations Supplemental Schedules

[OXY LOGO]



                               OCCIENTAL PETROLEUM
                                Chemical Segment
                 Historical Financials Excluding Petrochemicals

                                                                                                                 Average
                                                                                                                  1994-
                        1994     1995     1996     1997     1998     1999     2000     2001     2002     2003      2003
                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   -------
EBIT                   $  236   $  634   $  414   $  315   $  243   $  120   $  216   $  109   $  195   $  210   $   269

DD&A                      184      178      145      158      152      182      183      184      183      205       175

EBITDA                    420      812      559      473      395      302      399      293      378      415       445

Capital Spending (1)     (153)    (195)    (215)    (346)    (300)    (112)    (148)    (114)    (108)    (121)     (181)

Free Cash Flow (2)     $  267   $  617   $  344   $  127   $   95   $  190   $  251   $  179   $  270   $  294   $   263
                       ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   =======

(1) Excludes divestiture proceeds and acquisitions
(2) Excludes working capital changes

Investor Relations Supplemental Schedules

[OXY LOGO]



                         SUMMARY OF OPERATING STATISTICS
                         -------------------------------

                                         FOURTH QUARTER                 TWELVE MONTHS
                                     ---------------------          ---------------------
CAPITAL EXPENDITURES ($MM)             2003         2002              2003         2002
                                     --------     --------          --------     --------
 Oil & Gas
    California                       $     73     $     62          $    228     $    240
    Permian                                78           65               265          218
    Other - U.S.                           10           22                47           86
    Latin America                          51           29               118          106
    Middle East                           180          108               556          353
    Other Eastern Hemisphere                9           10                23           35
 Chemicals                                 45           53               345(1)       109
 Corporate                                  4           47                19           89
                                     --------     --------          --------     --------
              TOTAL                  $    450     $    396          $  1,601     $  1,236
                                     ========     ========          ========     ========

(1) Includes $180 for buyout of VCM plant lease and $44 for buyout of railcar leases

                                        FOURTH QUARTER                  TWELVE MONTHS
DEPRECIATION, DEPLETION &            ---------------------          ---------------------
  AMORTIZATION OF ASSETS ($MM)         2003         2002              2003         2002
                                     --------     --------          --------     --------
  Oil & Gas
     Domestic                        $    158     $    141          $    639     $    575
     Latin America                         19            9                61           36
     Middle East                           59           43               209          172
     Other Eastern Hemisphere              15           13                48           37
  Chemicals                                56           44               205          183
  Corporate                                 4            3                15            9
                                     --------     --------          --------     --------
              TOTAL                  $    311     $    253          $  1,177     $  1,012
                                     ========     ========          ========     ========

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                                    CORPORATE
                                  ($ millions)

PRELIMINARY                                                   31-DEC-03         31-DEC-02
                                                            -------------     -------------

CAPITALIZATION

Oxy Long-Term Debt (including current maturities)           $       4,016     $       4,203

Trust Preferred Securities                                            453               455

Subsidiary Preferred Stock                                             75                75

Others                                                                 26                26
                                                            -------------     -------------

                          TOTAL DEBT                        $       4,570     $       4,759
                                                            =============     =============


EQUITY                                                      $       7,918     $       6,318
                                                            =============     =============

Total Debt To Total Capitalization                                    37%               43%
                                                            =============     =============


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
Investor Relations Supplemental Schedules

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                              OCCIDENTAL PETROLEUM

                                                                                    3 YR AVE.   4 YR AVE.   5 YR AVE.
                                                                                      2001-       2000-       1999-
                                    1999     2000     2001     2002     2003          2003        2003         2003
                                   ------   ------   ------   ------   ------       ---------   ---------   ---------
RETURN ON EQUITY (%)                 13.3     37.9     22.2     16.5     21.5            18.5        21.3        20.2

RETURN ON CAPITAL EMPLOYED (%)        8.9     18.9     13.0     10.9     14.6            12.6        13.7        13.0



RETURN ON CAPITAL EMPLOYED (ROCE)
RECONCILIATION TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)

                                                                                                 3 YR AVE.   4 YR AVE.   5 YR AVE.
                                                                                                   2001-       2000-       1999-
                                                 1999     2000     2001     2002     2003          2003        2003         2003
                                                ------   ------   ------   ------   ------       ---------   ---------   ---------
GAAP measure - earnings applicable                 442    1,571    1,154      989    1,527           1,223       1,310       1,137
  to common shareholders
Interest expense                                   651      506      392      281      295             323         369         425
Tax effect of interest expense                    (228)    (177)    (137)     (98)    (103)           (113)       (129)       (149)
                                                ------   ------   ------   ------   ------       ---------   ---------   ---------
Earnings before tax-effected interest expense      865    1,900    1,409    1,172    1,719           1,433       1,550       1,413
                                                ======   ======   ======   ======   ======       =========   =========   =========
GAAP stockholders' equity                        3,523    4,774    5,634    6,318    7,918           6,623       6,161       5,633

Debt
  GAAP debt
    Notes payable                                    8       --       54       --       --              18          14          12
    Non-recourse debt                               --    1,900       --       --       --              --         475         380
    Debt, includeing current maturities          4,372    3,541    4,065    4,203    4,016           4,095       3,956       4,039
  Non-GAAP debt                                                                                         --          --          --
    Capital lease obligation                        28       29       26       26       26              26          27          27
    Subsidiary preferred stock                      --       --       --       75       75              50          38          30
    Gas sales agreements                           533      411      282       --       --              94         173         245
    Trust preferred securities                     486      473      463      455      453             457         461         466
                                                ------   ------   ------   ------   ------       ---------   ---------   ---------
Total debt                                       5,427    6,354    4,890    4,759    4,570           4,740       5,143       5,200

Total capital employed                           8,950   11,128   10,524   11,077   12,488          11,363      11,304      10,833

ROCE                                               8.9     18.9     13.0     10.9     14.6            12.6        13.7        13.0

Investor Relations Supplemental Schedules

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Statements in this presentation that contain words such as "will" or "expect", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations, and supply/demand considerations, for oil, gas and chemicals; higher-than-expected costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements.


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